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                                                             EXHIBIT 23.3

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Swisher International, Inc.
Charlotte, North Carolina

We hereby consent to the incorporation by reference in the Form S-3 Registration Statement of Swisher International, Inc. of our report dated January 30, 1997 relating to the financial statements of the Company for the year ended October 31, 1996 appearing in the annual report on Form 10-K of Swisher International, Inc.

We also consent to the reference to our firm under the caption "Experts" in such Registration Statement.

                                       /s/ McGLADREY & PULLEN, LLP

May 7, 1997
Charlotte, North Carolina